UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007 (November 12, 2007)
AirNet Systems, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7250 Star Check Drive, Columbus, Ohio 43217

(Address of principal executive offices) (Zip Code)
(614) 409-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 12, 2007, AirNet Systems, Inc. (“AirNet”) issued a news release reporting results for the three months and nine months ended September 30, 2007. The November 12, 2007 news release is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     The November 12, 2007 news release includes information relating to “income from continuing operations before income taxes and impairment of assets” and “total costs and expenses before net gain on disposition of assets and impairment of assets” for each of the three-month and nine-month periods ended September 30, 2007 and September 30, 2006. “Income from continuing operations before income taxes and impairment of assets” and “total costs and expenses before net gain on disposition of assets and impairment of assets” are non-GAAP financial measures as defined in SEC Regulation G. The November 12, 2007 news release includes reconciliations of “income from continuing operations before income taxes and impairment of assets” to AirNet’s reported GAAP financial measure of “income (loss) from continuing operations before income taxes” and of “total costs and expenses before net gain on disposition of assets and impairment of assets” to AirNet’s reported GAAP financial measure of “total costs and expenses” for each of the three-month and nine-month periods ended September 30, 2007 and September 30, 2006. AirNet presented the non-GAAP financial measures to show results of operations excluding the impact of the charges for impairment of assets and the net gain on disposition of assets in the periods presented. AirNet believes this information is useful and informative to readers in providing a more complete view of AirNet’s operating results.
     As disclosed in “Item 5. Other Information” of Part II of AirNet’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007, on November 6, 2007, AirNet’s Board of Directors, upon the recommendation of the Compensation Committee, adopted an amendment to AirNet’s 2007 Incentive Compensation Plan to provide that, for purposes of computing the pre-tax income of AirNet upon which incentive compensation would be based, the $2.2 million non-cash impairment charge recorded by AirNet in the fiscal quarter ended September 30, 2007, will be disregarded and the pre-tax income for the fiscal year ending December 31, 2007, will be computed as if no impairment charge had been incurred.
Item 9.01. Financial Statements and Exhibits.
     (a) Not Applicable
     (b) Not Applicable
     (c) Not Applicable
     (d) Exhibits:
     The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on November 12, 2007 to report results for the three months and nine months ended September 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: November 14, 2007	By:	/s/ Ray L. Druseikis

Ray L. Druseikis Vice President and Controller; Interim Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on November 12, 2007 to report results for the three and nine months ended September 30, 2007.